                                                                    EXHIBIT 10.3

                 AGREEMENT TO TERMINATE THE MANAGEMENT AGREEMENT

        This Agreement to Terminate the Management Agreement ("Termination Agreement"), effective as of December 31, 1999 (the "Effective Date"), is made by and between IOI MANAGEMENT SERVICES OF COLORADO, a Colorado business corporation (the "IOI Management Corporation") and FROC, P.C., a Colorado professional corporation ("FROC II") (the parties, at times, are collectively referred to herein as the "Parties").

                                    RECITALS

        WHEREAS, currently there is that certain Management Services Agreement dated March 11, 1998 pursuant to which IOI Management Corporation provides management services to Front Range Orthopedic Clinic, P.C., a Colorado professional corporation ("FROC I") (the "Initial Management Agreement"), as amended by that certain Recruitment Agreement and Modification to Management Services Agreement dated April 13, 1999 (the "Recruitment and Modification Agreement"; the Initial Management Agreement as modified by the Recruitment and Modification Agreement is referred to as the "Management Agreement");

        WHEREAS, FROC I has assigned or contemporaneously with the execution hereof will assign the Management Agreement to FROC II; and

        WHEREAS, FROC II desires to, and IOI Management Corporation agrees to, terminate the Management Agreement, and in consideration thereof FROC II agrees to, and shall, pay to IOI Management Corporation Seven Hundred Fifty Thousand Dollars ($750,000) pursuant to a promissory note payable in twenty-five (25) consecutive and equal monthly payments (the "Promissory Note"), as described further in Section 2, below;

        WHEREAS, subsequent to the termination of the Management Agreement, IOI Management Corporation shall assign all of its rights in the Promissory Note to Integrated Orthopaedics, Inc., a Texas corporation ("IOI"), and FROC II shall agree to such assignment.

        NOW, THEREFORE, for and in consideration of the mutual covenants and consideration set forth herein, the receipt and sufficiency of which is acknowledged by all the Parties hereto, the Parties hereto agree as follows:

                              TERMS AND CONDITIONS

1. Recitals. The above recitals are true and correct as stated and are incorporated herein by this reference.

2. Termination of Management Agreement. Each of IOI Management Corporation and FROC II agree that effective as of the Effective Date, the Initial Management Agreement, as amended and modified by the Recruitment and Modification Agreement shall be terminated, null and void and of no further force and effect. In consideration for IOI Management Corporation's agreement to terminate the Initial Management Agreement, as amended and modified by the Recruitment and Modification Agreement, FROC II agrees to pay to IOI Management Corporation Seven Hundred Fifty Thousand Dollars ($750,000), payable in twenty-five (25) consecutive and equal monthly payments of Thirty Thousand Dollar ($30,000) installments pursuant to a promissory note substantially in the form of Exhibit A attached hereto. FROC II consents to the assignment of the Promissory Note from IOI Management Corporation to IOI as provided for at the end of the Promissory Note. FROC II understands and agrees that as of the Effective Date, neither IOI Management Corporation nor IOI has any duty or obligation to provide any services of any nature whatsoever to FROC II.

3. Miscellaneous.

        3.1 Attorneys' Fees. If any Party institutes litigation or arbitration to interpret or enforce this Termination Agreement, or to recover damages for breach of this Termination Agreement, the non-prevailing party shall bear the attorneys' fees and litigation costs (including any attorneys' fees and costs for appeals) incurred by the prevailing party.

        3.2 Further Acts. Each Party will do such further acts, including executing and delivering additional agreements or instruments as the other may reasonably require, to consummate, perform, evidence or confirm the covenants and conditions contained in this Termination Agreement.

        3.3 Applicable Law and Venue. This Termination Agreement shall be construed, interpreted and enforced according to the laws of the State of Colorado without giving effect to the laws of the domicile of any nonresident party, and venue for any action arising hereunder shall be in Colorado.

        3.4 Integration. The making, execution and delivery of this Termination Agreement by the Parties has not been induced by any representations, statements, warranties, or agreements other than those expressed in this Termination Agreement. Except as otherwise set forth in this Termination Agreement and the documents and agreements executed by the Parties hereto in connection with this Termination Agreement, this Termination Agreement embodies the entire understanding of the Parties with respect to the subject matter of this Termination Agreement.

        3.5 Preparation of Agreement. Each Party represents and warrants that it was represented by, or had the opportunity to be represented by, counsel in connection with the negotiation of this Termination Agreement and each party hereto and its or his, as applicable, counsel participated in the negotiation and drafting of this Termination Agreement. Accordingly, this Termination Agreement shall not be construed more favorably for any party hereto regardless of who is responsible for its preparation.

        3.6 Parties in Interest. This Termination Agreement and all of the terms, covenants and conditions herein shall bind and inure to the benefit of the Parties hereto and their respective permitted successors and assigns. This Termination Agreement may not be assigned by any Party hereto without the other Party's written consent.

        3.7 Severability. If any provision of this Termination Agreement is found to violate any statute, regulation, rule, order or decree of any governmental authority, court, agency or exchange, such invalidity shall not be deemed to affect any other provision hereof or the validity of the remainder of this Termination Agreement, and such invalid provision shall be deemed






                                       2
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deleted from this Termination Agreement to the minimum extent necessary to cure such violation.

        3.8 Headings. The section and other headings contained in this Termination Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Termination Agreement.

        3.9 Waiver. A waiver of any breach or violation of any term, provision, or covenant contained herein shall not be deemed a continuing waiver, or a waiver of any future or past breach or violation, or a waiver of any other term, provision or covenant of this Termination Agreement.

        3.10 Confidentiality. Each of the Parties hereto agrees to keep all terms of this Termination Agreement and all terms of the documents and agreements executed pursuant to the terms of this Termination Agreement confidential, except with respect to communications the undersigned has with:
(i) its advisors, such as accountants or attorneys, to assist in interpreting or enforcing the terms of this Termination Agreement and the documents and agreements executed pursuant to the terms of this Termination Agreement; and
(ii) third parties as necessary to carry out the terms of this Termination Agreement as long as the undersigned divulges only the minimal information necessary to carry out the terms of this Termination Agreement.

        3.11 No Disparagement. FROC II agrees that it shall not make any disparaging statements about IOI Management Corporation, any of IOI Management Corporation 's affiliated corporations, or any directors, officers or employees of IOI Management Corporation or the IOI Management Corporation's affiliated corporations. FROC II agrees that IOI Management Corporation has a legitimate business interest justifying such no disparagement condition and agreement. IOI Management Corporation agrees it shall not make any disparaging statements about FROC II. IOI Management Corporation agrees that FROC II has a legitimate business interest justifying such no disparagement condition and agreement.



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        In witness whereof, the Parties hereto have executed this Termination
Agreement as of the day and year above written.

                                             THE MEDICAL PRACTICE:

                                             FROC, P.C., a Colorado professional
                                             corporation


                                             By:
                                                 -------------------------------
                                             Print Name:
                                                          ----------------------
                                             Print Title:
                                                          ----------------------

                                             IOI MANAGEMENT CORPORATION:

                                             IOI MANAGEMENT SERVICES OF
                                             COLORADO, INC., a Colorado business
                                             corporation


                                             By:
                                                --------------------------------
                                             Print Name:
                                                          ----------------------
                                             Print Title:
                                                          ----------------------




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

                                    EXHIBITS




         EXHIBIT           DESCRIPTION
         ---------         -----------

         Exhibit A         Promissory Note